Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent Event [Line Items]
Subsequent Events [Text Block]	Subsequent Events
Purchase of Wind Turbine Installation Vessel

In August 2020, the Company signed a non-binding letter of intent (“LOI”) to purchase an NG-16000X Wind Turbine Installation Vessel (“WTIV”) and a 1500 LEC crane to be used on the WTIV from GustoMSC and Huisman Equipment B.V., respectively. The total cost of the project is expected to be between $265 million and $290 million, subject to change pending design modifications and further modifications due to customer requirements. The scheduled delivery date for both the WTIV and the crane is September 2023. The contract is expected to be signed in the fourth quarter of 2020 and will include options to construct up to an additional three units having similar specifications.

Dividend

On August 3, 2020, the Company’s Board of Directors declared a quarterly cash dividend of $0.05 per share, which was paid on September 15, 2020 to all shareholders of record as of August 14, 2020.

Debt

Amendment of Minimum Liquidity Covenant

The Company has agreed with its lenders and a finance lessor to permanently reduce the level of the minimum liquidity covenant under the relevant debt financings from the greater of: (i) $25.0 million or (ii) $700,000 per owned vessel, to the greater of: (i) $25.0 million or (ii) $500,000 per owned vessel. As a result, on the basis of the current owned or finance leased fleet size of 49 vessels, the minimum liquidity requirement is $25.0 million (a reduction from $34.3 million).

In consideration for the above amendment, the Company has made advance principal repayments of approximately $7.7 million in aggregate that would have fallen due in the third quarter of 2021.

Holiday on Certain Future Principal Repayments

The Company has agreed with its lenders to reduce future principal repayments of approximately $29.8 million in aggregate due under six credit facilities in exchange for advance principal repayments of 50% of these future principal repayments (approximately $14.9 million in aggregate) that were made in the third quarter of 2020. The remaining future principal repayments of $14.9 million will be added to the balloon amount due at maturity for the respective credit facilities. As a result of these agreements, the Company will not have to make certain installment payments on these facilities through the end of the second quarter of 2021 totaling $29.8 million.

The advance principal payments made related to the amendment of the minimum liquidity covenant and payment holidays by credit facility are as follows (in thousands):

	Amendment of Minimum Liquidity Covenant	Payment Holiday on Certain Future Principal Repayments
$85.5 Million Credit Facility	$820	$1,093
$30.0 Million Credit Facility	555	1,111
$60.0 Million Credit Facility	565	565
$184.0 Million Credit Facility	3,479	6,958
$34.0 Million Credit Facility	607	1,214
$90.0 Million Credit Facility	1,650	3,950
Total	$7,676	$14,891

Vessel Sale
In September 2020, the Company entered into an agreement with an unaffiliated third party to sell the SBI Rock, a 2016 built Kamsarmax vessel, for approximately $18.0 million. The vessel has not been fitted with a scrubber. Delivery of the vessel is expected to take place in the fourth quarter of 2020. It is estimated that the Company’s liquidity will increase by approximately $4.8 million and a loss of approximately $9.0 million will be recorded in the third quarter of 2020.